Loss Per Common Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Loss Per Common Share

17.    Loss Per Common Share

The Company computes basic net income (loss) per share using the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share is computed using the weighted average number of common shares and the effect of potentially dilutive securities outstanding during the period. Potentially dilutive securities may consist of warrants, stock options, and restricted stock units. The dilutive effect of outstanding warrants, stock options, and restricted stock units are reflected in diluted earnings per share by application of the treasury stock method. The weighted average share impact of warrants, stock options, and restricted stock units that were excluded from the calculation of diluted shares outstanding due to the Company incurring a net loss for the years ended December 31, 2021, 2020 and 2019 were as follows:

Anti-dilutive common share equivalents:	2021	2020	2019
Warrants	577	75	55
Stock options	6,773	2,090	1,891
Restricted stock units	116	—	—
Total anti-dilutive common share equivalents	7,466	2,165	1,946

The following table provides the reconciliation of net loss attributable to common stockholders and basic and diluted loss per common share by outlining the numerators and denominators of the computations for the years ended December 31:

	2021	2020	2019
Numerator:
Net loss	$(126,247)	$(67,159)	$(43,910)
Denominator:
Weighted average common shares outstanding, basic and diluted	121,838	83,295	67,707
Net loss per common share, basic and diluted	$(1.04)	$(0.81)	$(0.65)